                                                                    EXHIBIT 10.9

                      SECOND MODIFICATION TO LOAN DOCUMENTS

      THIS SECOND MODIFICATION TO LOAN DOCUMENTS (herein the "MODIFICATION") is made and entered into as of this 1st day of September, 2005, by and between INTELLIGENT SYSTEMS CORPORATION, a Georgia corporation (herein the "BORROWER"), QS TECHNOLOGIES, INC., a Georgia corporation, VISAER, INC., a Delaware corporation, CORECARD SOFTWARE, INC., a Delaware corporation, and CHEMFREE CORPORATION, a Georgia corporation (the aforesaid four corporations being individually and collectively referred to herein as the "GUARANTORS"), and FIDELITY BANK, a Georgia state chartered bank (f/k/a Fidelity National Bank ) (herein the "LENDER").

                                    RECITALS:

      WHEREAS, on October 1, 2003, Lender made a loan to Borrower in the original principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) (the "LOAN") evidenced by that certain Commercial Promissory Note dated October 1, 2003 executed by Borrower in favor of Lender (herein the "NOTE").

      WHEREAS, the Loan and the Note are secured and evidenced by, among other instruments, the following:

      (a) Security Agreement from Borrower in favor of Lender dated of even date with the Note (herein the "SECURITY AGREEMENT");

      (b) Loan Agreement by and between Borrower and Lender dated of even date with the Note (herein the "LOAN AGREEMENT");

      (c) Financing Statement filed in Gwinnett County, Georgia records, File no. 067-2003-010805 (herein the "FINANCING STATEMENT").

      (d) Negative Pledge Agreement by and between Borrower and Lender dated of even date with the Note (herein the "NEGATIVE PLEDGE AGREEMENT");

      (e) Assignment of Policy as Collateral Security from Borrower in favor of Lender dated of even date with the Note (herein the "LIFE INSURANCE ASSIGNMENT"); and

      (f) Subordination Agreements from Borrower and certain of the Guarantors in favor of Lender dated of even date with the Note (herein "SUBORDINATION AGREEMENTS").

The Security Agreement, the Loan Agreement, the Financing Statement, the Negative Pledge Agreement, the Life Insurance Assignment and the Subordination Agreements are collectively referred to herein as the "LOAN DOCUMENTS".

      WHEREAS, on October 1, 2003, each of the Guarantors executed a Guaranty in favor of Lender whereby each of the Guarantors guaranteed all of the obligations of Borrower to Lender contained under the Loan, Note and Loan Documents (herein collectively the "Guaranties");

      WHEREAS, in order to secure their obligations under the terms of the Guaranties, each of the Guarantors executed in favor of Lender certain Security Agreements dated October 1, 2003 (herein the "Guarantor Security Agreements"), which Guarantor Security Agreements are further evidenced by a Financing Statement filed in Gwinnett County, Georgia Records File No. 067-2003-010805 and that certain Financing Statement filed with the Delaware Department of State under Filing No. 3274987 (herein collectively the "Guarantor Financing Statements") (the Guaranties, the Guarantor Security Agreements and the Guarantor Financing Statements are herein collectively referred to herein as the "Guaranty Documents");

      WHEREAS, Lender, Borrower and the Guarantors entered into that certain First Modification of Loan Documents dated as of September 1, 2004 for the purpose of extending the Maturity Date of the Loan on the Note from September 1, 2004 to September 1, 2005 (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid First Modification of Loan Documents);

      WHEREAS, Borrower has requested and Lender has agreed to extend the Maturity Date of the Loan and Note from September 1, 2005 to September 1, 2006 and to increase the maximum availability under the Loan and the Note from $1,500,000 to $2,000,000 and Borrower, Guarantors and Lender desire to enter into this Agreement in order to modify and ratify certain other terms and conditions of the Note, the Loan Documents and the Guaranty Documents as more particularly set forth herein.

      NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantors hereby agree as follows:

      1. Recitals. The foregoing recitals are true and correct and are incorporated herein by this reference.

      2. Capitalized Terms. All capitalized terms contained in this Modification shall have the same meaning afforded to them in the Note, Loan Documents and Guaranty Documents.

      3. Specific Modifications to Documents.

            a. The Note, each of the Loan Documents and each of the Guaranty Documents are hereby modified to reflect that the Maturity Date of the Loan and the Note is hereby extended from September 1, 2005 to September 1, 2006.

            b. The Note is hereby modified to provide that payments of interest only, in arrears, shall continue to be due and payable on the first (1st) day of each month hereafter as set forth under the terms of the Note, with the entire outstanding principal balance and all accrued interest and other charges being due and payable in full on September 1, 2006.

            c. Section 11.1 of the Loan Agreement is hereby modified to replace the date "September 1, 2005" contained in the third line of such section with the date "September 1, 2006".

            d. The Note, each of the Loan Documents and each of the Guaranty Documents are hereby modified to reflect that the maximum availability under the terms of the Loan is hereby increased from $1,500,000 to $2,000,000.

            e. A new Section 8.11 is hereby added to the Loan Agreement as follows:

                        Borrower will not use any of the proceeds of the Loan to make a capital investment or provide a loan to any third parties without first obtaining the prior written consent of Lender with respect to such investment or loan, which consent may be granted by Lender in its sole and absolute discretion.

      4. No Impairment. Borrower and Guarantors agree that the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower and Guarantors to Lender or the priority of any lien evidenced by the Note, the Loan Documents or the Guaranty Documents, except as modified hereby.

      5. No Defenses. Borrower and Guarantors acknowledge that they have no offsets, claims, counterclaims or defenses against Lender or under any of their obligations contained in the Note, the Loan Documents or the Guaranty Documents and to the extent any such offsets, claims, counterclaims, or defenses exist, the same are hereby waived by the Borrower and Guarantors.

      6. Ratification. Except as amended hereby, each and every term and provision of the Note, the Loan Documents and the Guaranty Documents are hereby ratified and affirmed by Borrower and Guarantors and shall remain in full force and effect. The Guarantors hereby specifically acknowledge and consent to the increase of the availability under the Loan form $1,500,000 to $2,000,000.

      7. No Novation. It is the intention of the parties hereto that the execution and delivery of this Modification shall in no way constitute a novation or extinguishment of the debt evidenced by the Note, Loan Documents or the Guaranty Documents.

      8. Effect of Modification. In signing this Modification, the parties hereto expressly certify and covenant that they have carefully read all provisions contained herein, have had an opportunity to consult with legal counsel of their choosing and to consider the ramifications and terms of this Modification, and they have voluntarily signed this Modification with the understanding that it will be final and binding as to their interests and they have had a sufficient opportunity to review the Modification and consult with counsel of their choice prior to making such decision to execute this Modification. The parties hereby represent and warrant that this Modification is executed without reliance on any statement or representation of the other, except as expressly set forth in the within and foregoing Modification, and this Modification constitutes the entire Modification between the parties hereto and that no promise or inducement or consideration, other than that expressed in the within and foregoing Modification, has been offered or accepted and all such prior inducements or considerations are deemed merged herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                     [SIGNATURES COMMENCE ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, Borrower, Guarantors and Lender have set their hands and seals to this Modification as of the day and year first above-written.

                                    BORROWER:
                                    INTELLIGENT SYSTEMS CORPORATION,
                                    a Georgia corporation

                                    By: /s/ J. Leland Strange
                                        -------------------------------
                                    Title: President & CEO
                                    Attest: ___________________________
                                    Title: ____________________________

                                              [CORPORATE SEAL]

                                    GUARANTORS:
                                    QS TECHNOLOGIES, INC., a Georgia corporation

                                    By: /s/ Kevin Davidson
                                        -------------------------------
                                    Title: President
                                    Attest: ___________________________
                                    Title: ____________________________

                                              [CORPORATE SEAL]

                                    VISAER, INC., a Delaware corporation

                                    By: /s/ David Spellman
                                        -------------------------------
                                    Title: President
                                    Attest: ___________________________
                                    Title: ____________________________

                                              [CORPORATE SEAL]

                                    CORECARD SOFTWARE, INC.,
                                    a Delaware corporation

                                    By: /s/ J. Leland Strange
                                        ------------------------------
                                    Title: President
                                    Attest: ___________________________
                                    Title: ____________________________

                                              [CORPORATE SEAL]

                                    CHEMFREE CORPORATION,
                                    a Georgia corporation

                                    By: /s/ Francis A. Marks
                                        -----------------------------
                                    Title: President
                                    Attest: __________________________
                                    Title: ____________________________

                                              [CORPORATE SEAL]

                    (SIGNATURES CONTINUED ON FOLLOWING PAGE)

            (SIGNATURE PAGE TO SECOND MODIFICATION TO LOAN DOCUMENTS)

                                    LENDER:

                                    FIDELITY BANK,
                                    a Georgia state chartered bank
                                    (f/k/a Fidelity National Bank)

                                    By: /s/ Rusty Bramlett
                                        ----------------------------
                                    Title: Vice President

                                              (BANK SEAL)